SEMIANNUAL REPORT  MARCH 31, 2001

Prudential
Small Company Fund, Inc.

Fund Type Stock
Objective Capital growth

(GRAPHIC)

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus.

(LOGO)
Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential Small Company Fund, Inc.
(the Fund) invests in stocks of small
companies located mostly in the United
States. We consider companies small if
their total market value is less than the largest total market value of any company in the Standard & Poor's 600 SmallCap
Index (S&P 600 Index)--$2.6 billion on
March 31, 2001. The gap between the return on small companies and that on large companies can be substantial in either direction in any year. That is why investors are often advised to own both for diversification.

We focus on stocks that we believe have
above-average prospects for earnings
growth, but that also can be purchased at below-average multiples of their earnings or at discounts to their intrinsic values.
This approach is often referred to as
GARP, or "growth at a reasonable price."
There can be no assurance that the Fund
will achieve its investment objective.

Portfolio Composition
     Sectors expressed as a percentage of
net assets as of 3/31/01
          28.1%    Consumer Growth
          20.0     Technology
          16.1     Industrial
          13.9     Finance
           6.7     Consumer Cyclicals
           6.0     Utility
           4.5     Energy
           4.7     Cash & Equivalents

Ten Largest Holdings
     Expressed as a percentage of
     net assets as of 3/31/01
     2.7%    Western Wireless Corp.
             Telecommunications
     2.0     Renal Care Group, Inc.
             Health Services
     2.0     Republic Services, Inc.
             Waste Management
     1.7     Banknorth Group, Inc.
             Banking
     1.6     Everest Re Group, Ltd.
             Insurance
     1.6     Whole Foods Market, Inc.
             Foods
     1.5     Pentair, Inc.
             Miscellaneous Industrial
     1.5     NCO Group, Inc.
             Commercial Services
     1.4     Speedway Motorsports, Inc.
             Entertainment
     1.4     SUPERVALU, Inc.
             Food Distribution

Holdings are subject to change.

www.prudential.com             (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                     As of 3/31/01

                  Six       One      Five       Ten        Since
                 Months     Year     Years     Years     Inception2
Class A          -10.67%    -2.41%    36.21%   182.68%     219.70%
Class B          -11.10     -3.19     31.22    161.62      640.44
Class C          -11.10     -3.19     31.22     N/A         70.54
Class Z          -10.58     -2.23     38.03     N/A         40.65
Lipper Small-Cap
Core Fund Avg.3   -8.31     -5.35     69.82     230.60       **
Russell 2000
Index4           -12.96     -15.33    45.31     205.20       ***
S&P 600 Index5    -5.40     -1.28     67.01     267.85      ****


Average Annual Total Returns1                As of 3/31/01

                  One      Five      Ten        Since
                  Year     Years     Years     Inception2
Class A          -7.29%    5.29%     10.38%      10.44%
Class B          -8.19     5.42      10.09       10.32
Class C          -5.16     5.37       N/A         8.18
Class Z          -2.23     6.66       N/A         6.94

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The
cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will
automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class
B, 11/13/80; Class C, 8/1/94; and Class Z,
3/1/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Lipper Small-Cap Core Fund category. The
Lipper average is unmanaged. Small-Cap
Core funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the S&P(r) 600 Index.
Small-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

  S&P(r) is a registered trademark of the
Standard & Poor's Corporation.

4 The Russell 2000 Index is an unmanaged weighted index representing the smallest
2,000 stocks among the largest 3,000
equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value.

5 The S&P 600 Index comprises 600 small-capitalization stocks.

**Lipper Since Inception returns are
275.07% for Class A, 984.05% for Class B,
127.15% for Class C, and 74.98% for Class
Z, based on all funds in each share class.

***The Russell 2000 Index Since Inception returns are 249.35% for Class A, 825.36% for Class B, 102.60% for Class C, and
48.27% for Class Z.

****The S&P 600 Index returns are 292.13% for Class A, N/A for Class B, 137.80% for
Class C, and 70.58% for Class Z.

(LOGO)                      May 15, 2001

Dear Shareholder,
In the sweeping stock market decline that dominated the current reporting period of the Prudential Small Company Fund--the six months ended March 31, 2001--small-company stocks have been holding up much better than those of large firms. In five of the last six quarters, including the most recent three, the Russell 2000 Index--a measure of small-cap performance--beat both the Russell 1000 Index and the Standard &
Poor's 500 Composite Stock Price Index
(S&P 500 Index)--two measures of large-cap performance. Small-company stocks gained more in rising markets and declined less when stocks fell. Over the past six months, the Russell 2000 Index declined
12.96%, compared with an 18.74% drop for the S&P 500 Index.

The Fund's Class A shares returned -10.67% over the six-month period (-15.14% to those paying the maximum one-time Class A share sales charge), somewhat better than the overall small-cap market, but trailed the -8.31% Lipper Average of similar funds. The Fund brought its technology holdings to about the same proportion as the overall market. It did so in a swiftly falling market for technology stocks, so it bought well below the peak prices, but many of these stocks continued to fall precipitously. The Fund's investment adviser explains their impact in the following report.

Small caps can be a diversifying element in an investment plan because their prices tend to move somewhat differently than those of large caps. In particular, they tend to rise more quickly in an economic recovery. If the U.S. economy should prove to be in a short recession now, small caps may offer particular value.

Sincerely,


David R. Odenath, Jr., President
Prudential Small Company Fund, Inc.

Prudential Small Company Fund, Inc.

Semiannual Report     March 31, 2001

Investment Adviser's Report

Although this reporting period was very
difficult for small-company stocks, it was not as harsh as it was for those of larger companies. Many of our holdings made positive contributions to the Fund's return, but some had very steep drops, and among those were some in which our commitment was large enough to affect the Fund's return significantly.

A SETBACK FOR IMAX
By far the hardest impact came from Imax, which was our second-largest holding at the beginning of the period. Imax provides large-screen theater systems in more than 25 countries. Its international business is holding up well, but its expansion through the United States faces some near-term obstacles. There was a substantial overbuilding of theater complexes in the United States. We thought Imax would be buffered from the impact of this competition because Imax theaters have done better than most, so adding Imax gives a theater complex a competitive advantage. However, the theater business became so bad that few chains have the capital to invest, and several even filed for bankruptcy. This reduced the potential market for Imax in the near term.

Now some of these theater chains are
restructuring and beginning to emerge from bankruptcy. Imax still offers a competitive advantage, so we believe its prospects over the next few years are good. It has an excellent long-term growth rate, and sales through 2000 held fairly steady. However, it reported a loss for the third quarter of 2000 (and the fourth quarter as well), and its shares plummeted in October. Although we believe it will take up to a year for the U.S. market to recover, we considered the decline an opportunity to add Imax shares inexpensively. Nonetheless, it currently represents a much smaller percentage of the Fund's assets than it did at the beginning of the reporting period.

Prudential Small Company Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 3/31/01

2.7%     Western Wireless Corp./Telecommunications
Western Wireless provides wireless
communications services in the western United
States under the Cellular One name to more than one million customers in 17 states.
It has grown rapidly both internally and through acquisitions. Because it operates in areas with low population density, Western is less subject to competition from the large nationwide companies.
Moreover, it benefits from significant
high-margin roaming revenues from
customers of other plans who travel into Western's service territory.

2.0%     Renal Care Group, Inc./Health Services
Renal Care provides all dialysis and
ancillary services to patients with
chronic kidney failure. This life-
supporting service is about as far from a cyclical business as one can get, and we expect business to increase, given the aging population and the increasing incidence of obesity in the United States. Renal
Care provides high-quality care and has
established relationships with kidney
doctors. It is positioned well for
expansion because of Its high
free cash flow and lower debt than the
industry average.

2.0%     Republic Services, Inc./Waste Management
Republic Services is the third-largest
provider of solid waste services in the
United States. The waste industry is much less sensitive to an economic slowdown than most. Republic has one of the strongest balance sheets in the industry and a high percentage of revenue from markets it dominates. There is a renewed focus on improving returns on capital across the industry.

1.7%     Banknorth Group, Inc./Banking
Banknorth is the dominant commercial bank in the New England region, with the largest market share in Maine and New
Hampshire, and second largest in Vermont.
It has benefited from superior credit
quality and strong deposit growth, generating 15% earnings growth over the last five years and a strong 19% return on equity. Despite this performance, the company is valued below 11 times estimated 2001 earnings.

1.6%     Everest Re Group, Ltd. /Insurance
Everest Re is a property and casualty
reinsurer, an industry that in recent years has not been able to charge enough to compensate for its risks. As some firms experience significant losses, reinsurance prices have steadily risen. We expect Everest
Re's strict pricing discipline and strong balance sheet to result in improved earnings. Everest is currently priced at only 10 times its estimated 2001 earnings, despite its 15% growth potential.

Holdings are subject to change.

www.prudential.com               (800) 225-1852

Semiannual Report     March 31, 2001

WOES FOR ELECTRONICS CONTRACT MANUFACTURERS
Contract manufacturers are companies that make technical products for other firms that own the brand names, and design and market the products. Because contract manufacturers can make their resources available to whichever brand is in demand, they offer significant efficiencies to high-tech industries. However, in the past quarter, an industry-wide surplus of information technology inventories developed. The contract manufacturers' business has suffered, and share prices dropped. APW Ltd., which makes enclosures for electronic products, was a large enough holding to affect the Fund's return substantially. TTM Technologies, which makes printed circuit boards, was a similar story with somewhat less impact.
Three-Five Systems makes components for
wireless telephone handsets. One of its
largest customers is Motorola, and it was negatively affected by Motorola's sizable loss of market share. Our other holdings in the industry had minor impacts. We are reducing our overall commitment to the industry and also the number of different companies we hold in it.

TECHNOLOGY--A MIXED BAG
Although the technology sector accounted for the bulk of our losses, it also provided some of the largest positive contributions to our return. Two of the big negative returns came from Oak
Technology and Network Associates. Oak
Technology designs controller chips for CD read-write drives and DVDs. It was hurt by the drop in the computer business late in 2000, but it is in a position of market leadership. Network Associates makes computer security and network management software, such as the McAfee line of antivirus software. Again, its shares fell with troubles in the computer industry. We expect both of these companies to recover strongly when computer inventories return to normal and sales revive.

On the positive side, Photronics was among the largest contributors to the Fund's return. It makes the "masks" (templates) that are used to manufacture semiconductor chips. Since a new mask is needed for each new design, Photronic's business is tied more to the number of new designs than to the

Prudential Small Company Fund, Inc.

Semiannual Report     March 31, 2001

number of semiconductors sold. Its unique position in the industry allowed
Photronics to outperform the overall sell-off in the shares of semiconductor-related stocks.

TELECOMMUNICATIONS MIXED AS WELL
Western Wireless was among our five
largest holdings at the beginning of the reporting period, and was our largest at period-end (see Comments on Largest
Holdings). It had modest gains, but was a strong performer relative to this period's market. Rural Cellular is in the same business--providing wireless telecommunications services to rural areas--but its shares dropped with those of most telecommunications providers. We added to our Rural Cellular holdings at a lower price.

STRONG PERFORMANCE FROM FINANCIALS
Everest Re, which remains among our
largest holdings (see Comments on Largest
Holdings), and Astoria Financial (a
savings and loan) have been long-term
holdings of the Fund. Both had good gains during the reporting period. We added to our holdings of Banknorth Group (see
Comments on Largest Holdings). Slightly
more than 10% of the Fund's assets were
invested in various financial stocks, and they provided a strong overall return.

SOME SERVICES UP
Various consumer and business service
industries are somewhat buffered from a
slowing economy, and are showing
relatively stable profits. For example,
the largest company contribution to our
return came from NCO Group, the leading
provider of accounts receivable management services worldwide (a service in greater demand when businesses are under stress).
Our best industry group was healthcare
service companies--particularly Renal Care
Group (see Comments on Largest Holdings), but also included Triad Hospitals and Quorum Health Group. Health service shares had been inexpensive, but the group is benefiting from relief from the pressure that the government and HMOs had put on their prices earlier.

www.prudential.com             (800) 225-1852

Some other service companies--including
Republic Services (see Comments on Largest
Holdings) and CSG Systems International
(data processing)--also had gains during the period.

LOOKING AHEAD
Historically, the earnings of smaller
companies have been more vulnerable to
economic slowdowns than those of larger
firms. As a consequence, small-cap stocks have tended to decline when investors expected a recession and shoot upward when a recovery was in view. This slowdown has been different. We had the longest period of sustained economic growth in U.S. history.
Many investors forgot about economic
cycles and about any small companies
except "new economy" firms. Even within
the S&P 500 and the Russell 1000 Indexes, they tended to prefer the biggest firms. Large differences in value developed between large- and small-cap stocks. Over our current reporting period, this gap has narrowed. As profit projections declined in all market segments, the prices of large-company stocks fell even faster and further than those of small companies.
Price/earnings ratios declined, but they fell most for the largest companies.

Even after the recent superior relative
performance of small caps, at period-end the Russell 2000 Index was still slightly less expensive than the large- and mid-cap
Russell 1000 Index. The Russell 2000
Index's price/earnings multiple was 22.1, whereas the Russell 1000 Index was at
23.7. In terms of price/book value, a
measure that is not as subject to the
vagaries of earnings fluctuations, the gap is larger: 2.1 and 3.7. The biggest companies, as measured by the Russell Top
200 Index, were even more expensive. (All data from Frank Russell and Company.) We expect this gap to continue to close as investors remain wary of concentrating on a few popular stocks. In today's difficult investment environment, we think small-company stocks look particularly attractive.

Prudential Small Company Fund Management Team

Prudential Small Company Fund, Inc.

Semiannual Report     March 31, 2001

Financial
     Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.3%
Common Stocks  95.3%
-------------------------------------------------------------------------------------
Aerospace/Defense  1.0%
     513,950   REMEC, Inc.                                            $    5,139,500
-------------------------------------------------------------------------------------
Appliances & Home Furnishings  1.8%
     667,200   Applica, Inc.(a)                                            4,136,640
     233,300   Furniture Brands International, Inc.(a)                     5,529,210
                                                                      --------------
                                                                           9,665,850
-------------------------------------------------------------------------------------
Automotive  1.7%
     108,800   Borg-Warner Automotive, Inc.                                4,359,616
     411,300   Tower Automotive, Inc.(a)                                   4,413,249
                                                                      --------------
                                                                           8,772,865
-------------------------------------------------------------------------------------
Banking  3.3%
      67,300   Astoria Financial Corp.                                     3,596,344
     449,900   Banknorth Group, Inc.                                       8,941,762
     192,300   Silicon Valley Bancshares                                   4,519,050
                                                                      --------------
                                                                          17,057,156
-------------------------------------------------------------------------------------
Chemicals  1.9%
     162,300   Arch Chemicals, Inc.                                        3,456,990
     579,700   Crompton Corp.                                              6,492,640
                                                                      --------------
                                                                           9,949,630
-------------------------------------------------------------------------------------
Commercial Services  5.4%
     170,200   Bright Horizons Family Solutions, Inc.(a)                   4,033,740
     271,200   G & K Services, Inc., Class A                               5,407,050
      71,700   Houghton Mifflin Co.                                        3,298,917
     114,200   Iron Mountain, Inc.(a)                                      4,376,144
     304,300   NCO Group, Inc.(a)                                          7,778,669
     399,400   Pegasus Solutions, Inc.(a)                                  3,557,156
                                                                      --------------
                                                                          28,451,676

    See Notes to Financial Statements                                      9

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Computer Software & Services  1.1%
     220,000   Advanced Digital Information Corp.(a)                  $    3,808,750
     248,300   MRO Software, Inc.(a)                                       2,001,919
                                                                      --------------
                                                                           5,810,669
-------------------------------------------------------------------------------------
Consulting  0.8%
     208,200   DiamondCluster International, Inc.(a)                       1,808,737
     299,400   Proxicom, Inc.(a)                                             879,488
     205,400   Sapient Corp.(a)                                            1,476,313
                                                                      --------------
                                                                           4,164,538
-------------------------------------------------------------------------------------
Containers & Packaging  0.7%
     323,300   Pactiv Corp. (a)                                            3,915,163
-------------------------------------------------------------------------------------
Data Processing/Management  1.1%
     101,700   Acxiom Corp.(a)                                             2,122,987
     208,700   American Management Systems, Inc.(a)                        3,821,819
                                                                      --------------
                                                                           5,944,806
-------------------------------------------------------------------------------------
Dental Supplies  1.4%
     174,000   Align Technology, Inc.(a)                                   1,261,500
     163,400   DENTSPLY International, Inc.                                5,964,100
                                                                      --------------
                                                                           7,225,600
-------------------------------------------------------------------------------------
Distribution/Wholesalers  1.7%
   1,222,100   Brightpoint, Inc.(a)                                        2,940,678
     198,200   Tech Data Corp.(a)                                          5,846,900
                                                                      --------------
                                                                           8,787,578
-------------------------------------------------------------------------------------
Electrical Equipment  2.0%
     226,100   Belden, Inc.                                                4,533,305
     347,600   CommScope, Inc.(a)                                          5,797,968
                                                                      --------------
                                                                          10,331,273
-------------------------------------------------------------------------------------
Electrical Utilities  1.5%
     183,300   Avista Corp.                                                3,229,746
       9,000   Cleco Corp.                                                   409,050
     295,000   El Paso Electric Co.(a)                                     4,307,000
       6,100   Orion Power Holdings, Inc.(a)                                 187,270
                                                                      --------------
                                                                           8,133,066

    10                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Electronics  3.2%
     171,500   APW Ltd.(a)                                            $    1,471,470
     555,100   Oak Technology, Inc.(a)                                     3,278,559
     163,900   Photon Dynamics, Inc.(a)                                    3,462,387
      87,900   Photronics, Inc.(a)                                         2,170,031
     355,900   Three-Five Systems, Inc.(a)                                 4,341,980
     379,300   TTM Technologies, Inc.(a)                                   1,920,206
                                                                      --------------
                                                                          16,644,633
-------------------------------------------------------------------------------------
Entertainment  3.2%
     171,100   Harrah's Entertainment, Inc.(a)                             5,035,473
   1,421,600   Imax Corp.(a)                                               4,398,075
     290,400   Speedway Motorsports, Inc.(a)                               7,550,400
                                                                      --------------
                                                                          16,983,948
-------------------------------------------------------------------------------------
Financial Services  1.9%
     201,000   Allied Capital Corp.                                        4,045,125
      85,600   Eaton Vance Corp.                                           2,657,880
     165,100   W.P. Stewart & Co., Ltd.                                    3,582,670
                                                                      --------------
                                                                          10,285,675
-------------------------------------------------------------------------------------
Food Distribution  2.2%
     555,333   SUPERVALU, Inc.                                             7,402,589
     282,100   United Natural Foods, Inc.(a)                               3,966,326
                                                                      --------------
                                                                          11,368,915
-------------------------------------------------------------------------------------
Foods  3.6%
     234,200   Earthgrains Co.                                             4,976,750
     124,700   Suiza Foods Corp.(a)                                        5,996,823
     193,900   Whole Foods Market, Inc.(a)                                 8,168,037
                                                                      --------------
                                                                          19,141,610
-------------------------------------------------------------------------------------
Health Services  3.7%
     461,600   Hooper Holmes, Inc.                                         3,965,144
     214,000   Omnicare, Inc                                               4,590,300
     397,100   Renal Care Group, Inc.(a)                                  10,650,222
                                                                      --------------
                                                                          19,205,666

    See Notes to Financial Statements                                     11

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Hospital Management  1.5%
     372,800   Quorum Health Group, Inc.(a)                           $    5,661,900
      69,500   Triad Hospitals, Inc.(a)                                    1,963,375
                                                                      --------------
                                                                           7,625,275
-------------------------------------------------------------------------------------
Insurance  4.9%
     199,627   Amerus Group Co.                                            6,058,680
     125,200   Everest Re Group, Ltd.                                      8,328,304
      47,388   Radian Group, Inc.                                          3,210,537
      71,352   Reinsurance Group of America, Inc.                          2,749,906
     133,300   StanCorp Financial Group, Inc.                              5,611,930
                                                                      --------------
                                                                          25,959,357
-------------------------------------------------------------------------------------
Leisure  0.5%
     166,500   Steiner Leisure Ltd.(a)                                     2,736,844
-------------------------------------------------------------------------------------
Media  1.6%
     554,800   Entravision Communications Corp., Class A(a)                5,492,520
     414,100   Sinclair Broadcast Group, Inc., Class A(a)                  3,002,225
                                                                      --------------
                                                                           8,494,745
-------------------------------------------------------------------------------------
Medical Products  1.2%
     225,300   Apogent Technologies, Inc.(a)                               4,560,072
     215,000   Endocare, Inc.(a)                                           1,565,469
                                                                      --------------
                                                                           6,125,541
-------------------------------------------------------------------------------------
Miscellaneous Industrial  6.6%
     354,000   Advanced Lighting Technologies, Inc.(a)                     1,880,625
     213,750   Clarcor, Inc.                                               4,937,625
     172,200   Graco, Inc.                                                 4,821,600
      50,300   Mobile Mini, Inc.(a)                                        1,386,394
     315,300   Pentair, Inc.                                               8,033,844
     222,335   Robbins & Myers, Inc.                                       5,691,776
     149,000   Roper Industries, Inc.                                      5,334,200
      88,500   Valspar Corp.                                               2,539,065
                                                                      --------------
                                                                          34,625,129

    12                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Oil-Exploration/Production Services  2.0%
     236,600   Marine Drilling Companies, Inc. (a)                    $    6,305,390
      90,600   Pride International, Inc.(a)                                2,152,656
      82,200   Rowan Companies, Inc.(a)                                    2,260,500
                                                                      --------------
                                                                          10,718,546
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  2.5%
      93,100   Cabot Oil & Gas Corp., Class A                              2,513,700
     127,800   Louis Dreyfus Natural Gas Corp.(a)                          4,728,600
      72,700   Newfield Exploration Co. (a)                                2,537,230
     139,700   St. Mary Land & Exploration Co.                             3,248,025
                                                                      --------------
                                                                          13,027,555
-------------------------------------------------------------------------------------
Pharmaceuticals  3.1%
     161,200   Alpharma, Inc.                                              5,277,688
      81,500   Aviron(a)                                                   3,387,344
      40,300   Cubist Pharmaceuticals, Inc.(a)                               987,350
     124,000   Mylan Laboratories, Inc.                                    3,205,400
      21,600   NPS Pharmaceuticals, Inc.(a)                                  453,600
     107,200   ViroPharma, Inc.(a)                                         3,095,400
                                                                      --------------
                                                                          16,406,782
-------------------------------------------------------------------------------------
Photography  0.8%
     573,500   Concord Camera Corp.(a)                                     4,050,344
-------------------------------------------------------------------------------------
Precious Metals  0.7%
     138,700   Stillwater Mining Co.(a)                                    3,751,835
-------------------------------------------------------------------------------------
Real Estate Investment Trust  3.3%
      72,100   CenterPoint Properties Corp.                                3,363,465
     159,000   Cousins Properties, Inc.                                    3,976,590
     175,400   Kilroy Realty Corp.(a)                                      4,702,474
     178,200   Liberty Property Trust                                      5,032,368
                                                                      --------------
                                                                          17,074,897
-------------------------------------------------------------------------------------
Restaurants  1.6%
     189,700   Jack in the Box, Inc.(a)                                    5,681,515
     341,100   The Steak n Shake Co.(a)                                    2,933,460
                                                                      --------------
                                                                           8,614,975

    See Notes to Financial Statements                                     13

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Retail  3.4%
     407,100   Consolidated Stores Corp.(a)                           $    4,091,355
     648,800   Hollywood Entertainment Corp.(a)                            1,419,250
     449,600   Pier 1 Imports, Inc.                                        5,844,800
     350,800   Ross Stores, Inc.                                           6,577,500
                                                                      --------------
                                                                          17,932,905
-------------------------------------------------------------------------------------
Semi-Conductor  2.5%
     210,200   Integrated Silicon Solution, Inc.(a)                        2,732,600
     205,600   Lattice Semiconductor Corp.(a)                              3,739,350
     337,000   Power Integrations, Inc.(a)                                 5,813,250
      50,400   TranSwitch Corp.(a)                                           661,500
                                                                      --------------
                                                                          12,946,700
-------------------------------------------------------------------------------------
Software and Services  0.8%
     149,800   Macromedia, Inc.(a)                                         2,406,162
     205,100   TIBCO Software, Inc.(a)                                     1,743,350
                                                                      --------------
                                                                           4,149,512
-------------------------------------------------------------------------------------
Steel  1.2%
     310,500   Maverick Tube Corp.(a)                                      6,396,300
-------------------------------------------------------------------------------------
Technology  4.8%
     138,000   eSPEED, Inc.(a)                                             2,820,375
     520,400   Jupiter Media Metrix, Inc.(a)                               1,691,300
     395,800   Networks Associates, Inc.                                   3,265,350
     323,200   PC-Tel, Inc.(a)                                             2,424,000
     607,900   RealNetworks, Inc.(a)                                       4,293,294
     414,500   Safeguard Scientifics, Inc.(a)                              2,317,055
     194,100   Virata Corp.(a)                                             2,535,431
     662,500   Visual Networks, Inc.(a)                                    2,360,156
     339,500   X-Rite, Inc.                                                3,330,495
                                                                      --------------
                                                                          25,037,456
-------------------------------------------------------------------------------------
Telecommunications  6.5%
      64,300   AirGate Pcs, Inc.(a)                                        2,419,288
     309,800   Carrier Access Corp.(a)                                     1,626,450

    14                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     269,600   DMC Stratex Networks, Inc.(a)                          $    2,237,680
     249,600   Rural Cellular Corp.(a)                                     6,723,600
     421,100   UbiquiTel, Inc.(a)                                          2,421,325
     342,000   Turnstone Systems, Inc.(a)                                  2,575,688
     295,400   US Unwired, Inc.(a)                                         1,993,950
     348,300   Western Wireless Corp.(a)                                  14,149,687
                                                                      --------------
                                                                          34,147,668
-------------------------------------------------------------------------------------
Waste Management  2.6%
     565,300   Republic Services, Inc., Class A(a)                        10,599,375
     104,800   Waste Connections, Inc.(a)                                  3,019,550
                                                                      --------------
                                                                          13,618,925
                                                                      --------------
               Total long-term investments (cost $548,113,161)           500,421,108
                                                                      --------------
SHORT-TERM INVESTMENTS  5.1%
Principal Amount
(000)
$     26,659   Joint Repurchase Agreement Account,
                5.29%, 4/2/01 (cost $26,659,000; Note 5)                  26,659,000
                                                                      --------------
               Total Investments  100.4%
                (cost $574,772,161; Note 4)                              527,080,108
               Liabilities in excess of other assets  (0.4%)              (2,294,807)
                                                                      --------------
               Net Assets  100%                                       $  524,785,301
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements                                     15

       Prudential Small Company Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $574,772,161)                          $527,080,108
Cash                                                                    338,001
Receivable for investments sold                                       2,109,098
Receivable for Fund shares sold                                       1,204,657
Dividends and interest receivable                                       252,701
Prepaid expenses                                                          9,560
                                                                ------------------
      Total assets                                                  530,994,125
                                                                ------------------
LIABILITIES
Payable for Fund shares reacquired                                    3,288,056
Payable for investments purchased                                     1,496,078
Accrued expenses                                                        896,684
Management fee payable                                                  321,592
Distribution fee payable                                                206,414
                                                                ------------------
      Total liabilities                                               6,208,824
                                                                ------------------
NET ASSETS                                                         $524,785,301
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $    419,598
   Paid-in capital in excess of par                                 589,204,985
                                                                ------------------
                                                                    589,624,583
   Net investment loss                                               (1,756,239)
   Accumulated net realized loss on investments                     (15,390,990)
   Net unrealized appreciation/depreciation on investments          (47,692,053)
                                                                ------------------
Net assets, March 31, 2001                                         $524,785,301
                                                                ------------------
                                                                ------------------

    16                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($264,226,620 / 20,378,163 shares of common stock
      issued and outstanding)                                            $12.97
   Maximum sales charge (5% of offering price)                              .68
                                                                ------------------
   Maximum offering price to public                                      $13.65
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($149,683,153 / 12,976,428 shares of common stock
      issued and outstanding)                                            $11.54
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share
      ($17,772,015 / 1,540,708 shares of common stock
      issued and outstanding)                                            $11.53
   Sales charge (1% of offering price)                                      .12
                                                                ------------------
   Offering price to public                                              $11.65
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($93,103,513 / 7,064,463 shares of common stock
      issued and outstanding)                                            $13.18
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     17

       Prudential Small Company Fund, Inc.
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                      Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                       $  2,006,822
   Interest                                                             682,740
                                                                ------------------
      Total income                                                    2,689,562
                                                                ------------------
Expenses
   Management fee                                                     1,990,639
   Distribution fee--Class A                                            347,939
   Distribution fee--Class B                                            873,758
   Distribution fee--Class C                                             93,397
   Transfer agent's fees and expenses                                   657,000
   Reports to shareholders                                              200,000
   Custodian's fees and expenses                                        108,000
   Registration fees                                                     98,000
   Legal fees and expenses                                               24,000
   Audit fees                                                            13,000
   Directors' fees and expenses                                          10,000
   Miscellaneous                                                         30,068
                                                                ------------------
      Total expenses                                                  4,445,801
                                                                ------------------
Net investment loss                                                  (1,756,239)
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions                         25,114,065
Net change in unrealized appreciation/depreciation on
investments                                                         (88,601,207)
                                                                ------------------
Net loss on investments                                             (63,487,142)
                                                                ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(65,243,381)
                                                                ------------------
                                                                ------------------

    18                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months             Year
                                                   Ended               Ended
                                               March 31, 2001    September 30, 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                         $  (1,756,239 )     $   (1,466,410)
   Net realized gain (loss) on investment
      transactions                                25,114,065          (30,404,991)
   Net change in unrealized
      appreciation/depreciation on
      investments                                (88,601,207 )        114,018,267
                                               --------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                  (65,243,381 )         82,146,866
                                               --------------    ------------------
Fund share transactions (Note 6)
   (net of share conversions)
   Net proceeds from shares sold                 117,423,444          465,954,260
   Cost of shares reacquired                    (143,305,452 )       (717,545,426)
                                               --------------    ------------------
   Net decrease in net assets from Fund
      share transactions                         (25,882,008 )       (251,591,166)
                                               --------------    ------------------
      Total decrease                             (91,125,389 )       (169,444,300)
NET ASSETS
Beginning of period                              615,910,690          785,354,990
                                               --------------    ------------------
End of period                                  $ 524,785,301       $  615,910,690
                                               --------------    ------------------
                                               --------------    ------------------

    See Notes to Financial Statements                                     19

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Small Company Fund, Inc. is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions: The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. Effective March 31, 2001 PIC changed its name to Prudential Investment, Inc. ('PIM'). PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises the subadvisor's performance of such services. PIFM pays for the services of the subadvisor, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the
                                                                          21

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

average daily net assets of the Class A, B and C shares, respectively. Such expenses were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2001.

      PIMS has advised the Fund that it received approximately $49,400 and $5,000 in front-end sales charges resulting from sales of Class A and Class C shares during the six months ended March 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended March 31, 2001, it received approximately $206,000 and $2,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and PIM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA was March 6, 2001.

      On March 7, 2001, the Fund, along with other affiliated registered investment companies, entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the SCA is March 6, 2002. The Fund did not borrow any amounts pursuant to the SCA during the period ended March 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 2001, the Fund incurred fees of approximately $582,000 for the services of PMFS. As of March 31, 2001, approximately $97,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffliates.

      For the six months ended March 31, 2001, PSI earned approximately $3,113 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
    22

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited)

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2001 were $258,957,040 and $294,581,745, respectively.

      The cost basis of investments for federal income tax purposes as of March 31, 2001 was $576,073,101 and, accordingly, net unrealized depreciation for federal income tax purposes was $48,992,993 (gross unrealized appreciation--$77,883,414 gross unrealized depreciation--$126,876,407).

      The Fund had a capital loss carryforward as of September 30, 2000, of $28,204,000 which expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such amounts.

      The Fund elected, for United States federal income tax purposes, to treat net short-term capital losses of $11,258,000 incurred in the eleven months ended September 30, 2000 as having incurred in the current fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 2001, the Fund had a 5.8% undivided interest in the joint account. The undivided interest for the Fund represents $26,659,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      ABN AMRO Incorporated, 5.28%, in the principal amount of $120,000,000, repurchase price $120,052,800, due 4/2/01. The value of the collateral including accrued interest was $122,400,312.

      Bear, Stearns & Co. Inc., 5.28%, in the principal amount of $87,538,000, repurchase price $87,576,517, due 4/2/01. The value of the collateral including accrued interest was $90,170,614.

      Credit Suisse First Boston Corp., 5.35%, in the principal amount of $60,000,000, repurchase price $60,026,750, due 4/2/01. The value of the collateral including accrued interest was $62,398,891.

      Greenwich Capital Markets, Inc., 5.28%, in the principal amount of $70,000,000, repurchase price $70,030,800, due 4/2/01. The value of the collateral including accrued interest was $71,400,394.
                                                                          23

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      UBS Warburg, 5.28%, in the principal amount of $120,000,000, repurchase price $120,052,800, due 4/2/01. The value of the collateral including accrued interest was $122,404,371.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock authorized $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Class A, Class B, Class C and Class Z shares each consist of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2001:
Shares sold                                                   4,931,526    $  68,388,692
Shares reacquired                                            (5,828,527)     (80,592,407)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (897,001)     (12,203,715)
Shares issued upon conversion from Class B                    1,178,592       16,153,808
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   281,591    $   3,950,093
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2000:
Shares sold                                                  22,953,145    $ 301,249,492
Shares reacquired                                           (32,082,541)    (416,908,818)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (9,129,396)    (115,659,326)
Shares issued upon conversion from Class B                    3,732,291       50,187,179
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (5,397,105)   $ (65,472,147)
                                                            -----------    -------------
                                                            -----------    -------------

    24

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements (Unaudited)

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2001:
Shares sold                                                   1,290,981    $  16,074,376
Shares reacquired                                            (2,346,433)     (29,252,321)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,055,451)     (13,177,945)
Shares reacquired upon conversion into Class A               (1,322,646)     (16,153,808)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,378,098)   $ (29,331,753)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2000:
Shares sold                                                   6,431,353    $  75,343,368
Shares reacquired                                           (16,597,815)    (189,752,213)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (10,166,462)    (114,408,845)
Shares reacquired upon conversion into Class A               (4,167,176)     (50,187,179)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (14,333,638)   $(164,596,024)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                                     644,940    $   8,018,225
Shares reacquired                                              (587,375)      (7,282,871)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    57,565    $     735,354
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2000:
Shares sold                                                   2,565,702    $  31,632,503
Shares reacquired                                            (3,316,355)     (39,899,580)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (750,653)   $  (8,267,077)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                                   1,763,996    $  24,942,151
Shares reacquired                                            (1,865,327)     (26,177,853)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (101,331)   $  (1,235,702)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2000:
Shares sold                                                   4,523,732    $  57,728,897
Shares reacquired                                            (5,382,396)     (70,984,815)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,128,664)   $ (13,255,918)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited)

                                                                     Class A
                                                               -------------------
                                                                Six Months Ended
                                                                 March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                $   14.52
                                                                   ----------
Income from investment operations
Net investment income (loss)                                             (.03)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (1.52)
                                                                   ----------
      Total from investment operations                                  (1.55)
                                                                   ----------
Less distributions
Distributions from net realized gains                                      --
                                                                   ----------
Net asset value, end of period                                      $   12.97
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                       (10.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 264,227
Average net assets (000)                                            $ 279,116
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.35%(c)
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.10%(c)
   Net investment income (loss)                                          (.40)%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate                                                    47%

------------------------------
(a) Calculated based upon average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
    26                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  12.54             $  13.79             $  18.95             $  15.30             $  14.18
----------------     ----------------     ----------------     ----------------     ----------------
         .01                 (.01)                  --                  .02                  .04
        1.97                  .29                (3.31)                6.06                 1.75
----------------     ----------------     ----------------     ----------------     ----------------
        1.98                  .28                (3.31)                6.08                 1.79
----------------     ----------------     ----------------     ----------------     ----------------
          --                (1.53)               (1.85)               (2.43)                (.67)
----------------     ----------------     ----------------     ----------------     ----------------
    $  14.52             $  12.54             $  13.79             $  18.95             $  15.30
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
    $  15.70%                1.48%              (18.90)%              45.92%               13.38%
    $291,869             $319,779             $365,431             $412,980             $237,306
    $284,681             $360,707             $443,189             $287,894             $223,091
        1.37%                1.27%                1.17%                1.21%                1.24%
        1.12%                1.02%                 .92%                 .96%                 .99%
         .04%                (.09)%                 --                  .15%                 .33%
          92%                  39%                  36%                  58%                  53%

    See Notes to Financial Statements                                     27

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                               -------------------
                                                                Six Months Ended
                                                                 March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                $   12.97
                                                                   ----------
Income from investment operations
Net investment income (loss)                                             (.07)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (1.36)
                                                                   ----------
      Total from investment operations                                  (1.43)
                                                                   ----------
Less distributions
Distributions from net realized gains                                      --
                                                                   ----------
Net asset value, end of period                                      $   11.54
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                       (11.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 149,683
Average net assets (000)                                            $ 175,232
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          2.10%(c)
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.10%(c)
   Net investment income (loss)                                         (1.16)%(c)

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
    28                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  11.28             $  12.63             $  17.64             $  14.49             $  13.56
----------------     ----------------     ----------------     ----------------     ----------------
        (.08)                (.10)                (.12)                (.09)                (.06)
        1.77                  .28                (3.04)                5.67                 1.66
----------------     ----------------     ----------------     ----------------     ----------------
        1.69                  .18                (3.16)                5.58                 1.60
----------------     ----------------     ----------------     ----------------     ----------------
          --                (1.53)               (1.85)               (2.43)                (.67)
----------------     ----------------     ----------------     ----------------     ----------------
    $  12.97             $  11.28             $  12.63             $  17.64             $  14.49
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       14.88%                 .74%              (19.52)%              44.91%               12.56%
    $199,149             $335,013             $514,159             $645,579             $378,861
    $250,061             $444,747             $678,462             $443,761             $355,636
        2.12%                2.02%                1.92%                1.96%                1.99%
        1.12%                1.02%                 .92%                 .96%                 .99%
       (0.69)%               (.82)%               (.75)%               (.60)%               (.42)%

    See Notes to Financial Statements                                     29

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                               -------------------
                                                                Six Months Ended
                                                                 March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                 $ 12.97
                                                                    --------
Income from investment operations
Net investment income (loss)                                            (.07)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (1.37)
                                                                    --------
      Total from investment operations                                 (1.44)
                                                                    --------
Less distributions
Distributions from net realized gains                                     --
                                                                    --------
Net asset value, end of period                                       $ 11.53
                                                                    --------
                                                                    --------
TOTAL RETURN(b):                                                      (11.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $17,772
Average net assets (000)                                             $18,731
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                         2.10%(c)
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                         1.10%(c)
   Net investment loss                                                 (1.15)%(c)

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
    30                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  11.28             $  12.63             $  17.64             $  14.49             $  13.56
    --------             --------             --------             --------             --------
        (.08)                (.10)                (.12)                (.09)                (.06)
        1.77                  .28                (3.04)                5.67                 1.66
    --------             --------             --------             --------             --------
        1.69                  .18                (3.16)                5.58                 1.60
    --------             --------             --------             --------             --------
          --                (1.53)               (1.85)               (2.43)                (.67)
    --------             --------             --------             --------             --------
    $  12.97             $  11.28             $  12.63             $  17.64             $  14.49
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
       14.88%                0.74%              (19.52)%              44.91%               12.56%
    $ 19,236             $ 25,207             $ 26,804             $ 22,049             $  4,323
    $ 20,159             $ 27,813             $ 29,259             $  8,762             $  2,786
        2.12%                2.02%                1.92%                1.96%                1.99%
        1.12%                1.02%                 .92%                 .96%                 .99%
        (.70)%               (.83)%               (.75)%               (.60)%               (.42)%

    See Notes to Financial Statements                                     31

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                               -------------------
                                                                Six Months Ended
                                                                 March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                 $ 14.74
                                                                    --------
Income from investment operations
Net investment income (loss)                                            (.01)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (1.55)
                                                                    --------
      Total from investment operations                                 (1.56)
                                                                    --------
Less distributions
Distributions from net realized gains                                     --
                                                                    --------
Net asset value, end of period                                       $ 13.18
                                                                    --------
                                                                    --------
TOTAL RETURN(b):                                                      (10.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $93,103
Average net assets (000)                                             $97,238
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                         1.10%(c)
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                         1.10%(c)
   Net investment income (loss)                                         (.16)%(c)

------------------------------
(a) Calculated based upon average shares outstanding during the period.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    32                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                  Class Z
-----------------------------------------------------------------------------------------------------------
                                                                                    March 1, 1996(d)
                           Year Ended September 30,                                      through
-------------------------------------------------------------------------------       September 30,
      2000                 1999                 1998                 1997                 1996
-----------------------------------------------------------------------------------------------------------
    $  12.70             $  13.92             $  19.04             $  15.32              $ 13.69
----------------     ----------------     ----------------     ----------------         --------
         .04                  .02                  .04                  .06                  .05
        2.00                  .29                (3.31)                6.09                 1.58
----------------     ----------------     ----------------     ----------------         --------
        2.04                  .31                (3.27)                6.15                 1.63
----------------     ----------------     ----------------     ----------------         --------
          --                (1.53)               (1.85)               (2.43)                  --
----------------     ----------------     ----------------     ----------------         --------
    $  14.74             $  12.70             $  13.92             $  19.04              $ 15.32
----------------     ----------------     ----------------     ----------------         --------
----------------     ----------------     ----------------     ----------------         --------
       15.97%                1.70%              (18.58)%              46.38%               11.91%
    $105,656             $105,355             $125,770             $151,215              $68,516
    $ 98,623             $131,013             $154,623             $ 97,310              $66,228
        1.12%                1.02%                 .92%                 .96%                 .99%(c)
        1.12%                1.02%                 .92%                 .96%                 .99%(c)
         .29%                 .16%                 .25%                 .40%                 .58%(c)

    See Notes to Financial Statements                                     33

       Prudential Small Company Fund, Inc.
             Supplemental Proxy Information (Unaudited)

      Meeting of the Fund's shareholders was held on February 1, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meeting was held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

   - Saul K. Fenster
   - Delayne D. Gold
   - Robert F. Gunia
   - Douglas H. McCorkindale
   - W. Scott McDonald, Jr.
   - Thomas T. Mooney
   - Stephen P. Munn
   - David R. Odenath, Jr.
   - Richard A. Redeker
   - Judy A. Rice
   - Robin B. Smith
   - Louis A. Weil, III
   - Clay T. Whitehead

(2) To approve the adoption of a new subadvisory agreement between PIFM and Jennison.

(3) To permit PIFM to enter into subadvisory agreements with new subadvisers to the Fund, or make material changes to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. This is called 'Manager-of Managers' structure and would not change the rate of advisory fees charged to a Fund.

(4) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers. The rate of advisory fees payable by each Fund would not change.

(5) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.

       Prudential Small Company Fund, Inc.
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the above matters were:

             Director/Manager/
                Investment                Votes          Votes         Votes
           Restrictions/Auditor            for          Against      Withheld      Abstentions
       -----------------------------    ----------     ---------     ---------     -----------
(1)    Saul K. Fenster                  21,516,328            --       473,016             --
       Delayne D. Gold                  21,529,837            --       459,507             --
       Robert F. Gunia                  21,527,302            --       462,042             --
       Douglas H. McCorkindale          21,542,222            --       447,122             --
       W. Scott McDonald, Jr.           21,529,543            --       459,801             --
       Thomas T. Mooney                 21,534,889            --       454,455             --
       Stephen P. Munn                  21,543,818            --       445,526             --
       David R. Odenath, Jr.            21,522,426            --       466,918             --
       Richard A. Redeker               21,528,555            --       460,789             --
       Judy A. Rice                     21,533,239            --       456,105             --
       Robin B. Smith                   21,537,247            --       452,097             --
       Louis A. Weil, III               21,533,221            --       456,123             --
       Clay T. Whitehead                21,534,133            --       455,211             --
(2)    PIFM & Jennison                  20,998,877       469,332            --        521,135
(3)    PIFM                             15,512,450     1,221,847     4,699,651        555,396
(4)    PIFM                             15,852,397       853,000     4,669,651        584,296
(5a)   Fund Diversification             16,175,413       605,399     4,669,651        508,881
(5b)   Issuing Senior Securities,
        Borrowing Money and Pledging
        Assets                          15,825,742       874,582     4,669,651        589,369
(5c)   Buying and Selling Real
        Estate                          15,943,160       788,861     4,669,651        557,672
(5d)   Buying and Selling
        Commodities and Commodity
        Contracts                       15,804,079       928,829     4,699,651        556,785
(5e)   Fund Concentrations              16,051,539       650,560     4,699,651        587,594
(5f)   Engage in Underwriting           15,932,630       765,806     4,699,651        591,257
(5g)   Making Loans                     15,837,839       906,189     4,699,651        545,665
(5h)   Other Investment Restrictions    15,915,701       753,234     4,699,651        620,758
(6)    PricewaterhouseCoopers LLP       21,299,807       231,320            --        458,217

Prudential Small Company Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered
representative. Your financial
professional can provide you with the
following services:

There's No Reward Without Risk; but Is
This Risk Worth It?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com             (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols     NASDAQ      CUSIP
     Class A     PGOAX     743968109
     Class B     CHNDX     743968208
     Class C     PSCCX     743968307
     Class Z     PSCZX     743968406

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by
this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF109E2     743968109     743968208     743968307     743968406

(ICON)  Printed on Recycled Paper